EXHIBIT 10.14

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OR REDEMPTION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO: (A) THE RESTRICTIONS SET FORTH HEREIN AND (B) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CÜR Media, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

SIX-MONTH LINE OF CREDIT PROMISSORY NOTE

$685,000	July 6, 2017
Albany, New York

CÜR MEDIA, INC., a Delaware corporation (“Maker”), hereby promises to pay to CUR HOLDINGS, LLC, a New York sole Manager-managed limited liability company (“Holder”), at the address listed on the signature page hereto, or such address as Holder may from time to time designate in writing to Maker, the principal sum of up to SIX HUNDRED EIGHTY-FIVE THOUSAND AND 00/100 DOLLARS ($685,000, “Stated Principal Balance”), or such other amount as may be reflected from time to time on the books and records of the Company, evidencing the aggregate of the Advance(s) (as defined herein) requested by and made to Maker (the “Outstanding Principal Balance”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in accordance with the terms and conditions of this promissory note (“Note”). Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day (as defined herein).

1. Maturity Date. The Outstanding Principal Balance hereunder shall be due and payable on December 6, 2017 (the “Maturity Date”).

2. Interest. This Note shall not bear interest.

3. Conversion. This Note is not convertible.

4. Advances. Maker may give Lender written notice (each, a “Written Request”) requesting an advance (each, an “Advance” and, collectively, the “Advances”), by delivering to Holder not later than 11:00 a.m. (New York City time) at least one (1) Business Days before the proposed borrowing date (in each case, the “Borrowing Date”) of such requested Advance, which Written Request shall specify (i) the principal amount of such requested Advance; (ii) the purpose to which the funds from the proposed Advance will be used; (iii) the party or parties to whom funds will be paid on behalf of Maker; and (iv) the proposed Borrowing Date of such Advance, which shall be a Business Day. As used herein, “Business Day” shall mean any day other than a Saturday, Sunday, Good Friday or other a day on which the Federal Reserve is closed. Holder shall notify Maker in writing within one (1) Business Day if Holder declines to fund the requested Advance; provided, however, that requests for Advances will not be unreasonably withheld and will be timely granted. On each Borrowing Date, Borrower authorizes Lender to disburse the proceeds of the requested Advance to the designated payee(s), as set forth in the applicable Written Request. It is understood and agreed that Holder shall have no responsibility for the application of proceeds except to disburse proceeds to the designated payee(s) and such proceeds so disbursed shall be deemed to have been disbursed to the Maker. The outstanding amount of all Advances made by the Holder to the Maker under this Note shall not exceed Six Hundred Eighty-Five Thousand and 00/100 Dollars ($685,000).

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5. Holder’s Investment Representations.

(a) The Holder is acquiring this Note for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands and acknowledges that the Note has not been registered under the Securities Act, or any state or foreign securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and foreign securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to any third person with respect to the Note.

(b) The Holder understands that an active public market for the Maker’s securities may not now exist and that there may never be an active public market for the Note.

(c) The Holder is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act and shall submit to the Maker such further assurances of such status as may be reasonably requested by the Maker.

(d) Neither the Holder nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person or entity having a beneficial interest in it, nor any person on whose behalf the Holder is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Maker pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Seller”). The Holder agrees to provide the Maker, promptly upon request, all information that is reasonably necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Holder consents to the disclosure to U.S. regulators and law enforcement authorities by the Maker and its affiliates and agents of such information about such member as is reasonably necessary or appropriate to comply with applicable U.S. anti-money-laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Holder acknowledges that if, following its investment in the Note, the Maker reasonably believes that such member is a Prohibited Seller or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Maker requests, the Maker has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require such member to transfer the Note. The Holder further acknowledges that such member will have no claim against the Maker or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

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(e) The Holder or its duly authorized representative realizes that because of the inherently speculative nature of business activities of the kind contemplated by the Holder, the Holder’s financial position and results of operations may be expected to fluctuate from period to period and will, generally, involve a high degree of financial and market risk that can result in substantial or, at times, even total loss of the value of the Note.

6. Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Maker, which is absolute and unconditional, to pay the Outstanding Principal Balance of this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Maker.

7. Ranking. This Note ranks junior to the existing indebtedness of the Maker set forth on Schedule A annexed hereto (the “Senior Debt”). The Outstanding Principal Balance, and any other amounts that be become due or payable under this Note, shall be subordinate and subject in right of payment, in all respects, to all Senior Debt. In addition, the liens and security interests of the holders of Senior Debt (collectively, the “Senior Creditors”) in the assets of the Company (insofar as they secure Senior Debt) shall be prior and superior to any liens and security interests of the Holder, and the Holder hereby expressly subordinates any liens and security interests it may hold from time to time in any assets of the Company to the Senior Creditors’ liens and security interests therein (insofar as such liens and security interests of the Senior Creditor secure Senior Debt).

8. Costs of Collection. Maker and Holder agree that if, and as often as, this Note is placed in the hands of an attorney for collection, or to defend or enforce any of Holder’s rights hereunder, or under any instrument securing payment of this Note, Maker shall pay to Holder its reasonable attorney’s fees and all court costs and other expenses incurred in connection therewith, regardless of whether a lawsuit is ever commenced or whether, if commenced, the same proceeds to judgement or not. Such costs and expenses shall include, without limitation, all costs, reasonable attorneys’ fees and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, foreclosure, deed in lieu of foreclosure or similar proceeding involving Maker or which in any way affect the exercise by Holder of its rights and remedies under this Note, or any other document or instrument securing, evidencing or relating to the indebtedness evidenced by this Note.

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If Maker defaults under this Note and Holder refers this Note to any attorney for collection or seeks legal advice following any default under this Note, or if any judicial or non-judicial action is instituted by Holder or any other party against Maker or by Maker with respect to this Note and an attorney(s) is employed by Holder to appear in any such action or proceeding, including without limitation, proceedings (i) for declaratory relief or for relief based on rescission or cancellation of this Note, (ii) under the federal bankruptcy laws or state insolvency laws, (iii) any creditor’s arrangement or other creditor’s proceeding, (iv) in connection with any state or federal tax lien, (v) appointment of a receiver, (vi) or any other proceedings of any nature whatsoever, Maker agrees to pay attorneys’ fees incurred by Holder with respect to such proceeding or in the collection of the amounts due under this Note, including, without limitation, fees for expert witnesses, appraisers, trustees, receivers, keepers, masters and investigators and recording, publication, service of process and filing fees, court and court reporter costs and all the costs of any bonds, whether otherwise taxable or not, and all such attorneys’ fees, costs and expenses incurred in enforcing any judgment which may be obtained in such proceedings, or in any appeal from such proceedings.

9. Non-Waiver. No delay or omission on the part of Holder in exercising any of the rights or remedies hereunder shall operate as a waiver of such right or of any other right or remedy under this Note. A waiver of any one or more occasions shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

10. Purpose of Loan. Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

11. Waiver of Presentment. Maker and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party’s liability hereunder.

12. Partial Enforcement. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.

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13. Notice. All notices, consents, waivers, and other communications under this Note must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, if to the registered Holder hereof; or (d) seven days after the placement of the notice into the mails (first class postage prepaid), to the Holder at:

CUR Holdings, LLC

2 Tower Place

Albany, NY 12203

Attn.: William F. Duker, Manager

E-Mail Address: bill@sybaris2015.com

or, if to the Maker, to it at:

CÜR Media, Inc.

______________________________

______________________________

Attn: Thomas Brophy, Director

E-mail address: tbrophy@curmusic.com

(or to such other address, facsimile number, or e-mail address as the Holder or the Maker as a party may designate by notice to the other party in accordance with this Section 15) with a copy to

CKR Law LLP

1330 Avenue of the Americas, 14th Floor

New York, NY 10019

Attn: Eric C. Mendelson

Facsimile Number: (212) 259-8200

Telephone Number: (212) 259-7300

E-mail address: emendelson@ckrlaw.com

14. Governing Law. The parties agree that the loan evidenced by this Note is made in the State of New York and the provisions hereof will be construed in accordance with the laws of the State New York. The parties further agree that in the event of default, this Note may be enforced in any court of competent jurisdiction in the State of New York and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note.

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15. Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Maker and Holder. Holder is acting hereunder as a lender only.

16. Severability. Invalidation of any of the provisions of this Note or of any section, paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

17. Amendment. This may not be amended, modified, or changed, except only by an instrument in writing, signed by both the parties.

18. Time of the Essence. Time is of the essence for the performance of each and every obligation of Maker hereunder.

19. Complete Agreement. This Note is a complete statement of the agreement between the parties and supersedes and merges all prior proposals, understandings, all other agreements, oral and written, including oral representations and warranties, between the parties relating to this Note.

20. Electronic and Counterpart Signatures. All parties (a) agree that each may use electronic signatures, (b) by doing so, agree to being subject to the provisions of the U.S. E-SIGN Act (i.e., the Electronic Signatures in Global and National Commerce Act (enacted June 30, 2000, and codified at 15 U.S.C. § 7001 et seq.)) and (c) agree that an electronic or facsimile copy of the executed Agreement or counterpart shall be deemed, and shall have the same legal force and effect as, an original document.

[The remainder of this page is left blank intentionally. Signature page follows.]

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IN WITNESS WHEREOF, the Maker and Holder have duly executed and delivered this Note, or caused this Note to be duly executed and delivered, all as of the date first written above.

CÜR MEDIA, INC.,
a Delaware corporation

/s/ Thomas Brophy
By: Tom Brophy, Director

ACCEPTED BY HOLDER:

CUR HOLDINGS, LLC

/s/ William F. Duker
By:	William Duker
Its:	Manager

Address:	2 Tower Place Albany, NY 12203
E-mail:	bill@sybaris2015.com

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Schedule A

The Company’s existing 12% Senior Secured Convertible Promissory Notes

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